Exhibit 10.4
DIRECTION TO TENANTS

FROM:        130 E 4th(2) Partnership (the “Vendor”)

AND FROM:        130 E 4th Property Inc. (the “Nominee”)

AND FROM:        114 East 4th Avenue, LLC (the “Purchaser”)

TO:    Tenants of 114 East 4th Avenue, Vancouver, BC (commonly known as “M2”)

RE:    Sale of 114 East 4th Avenue, Vancouver, BC, and legally described as Parcel Identifier: 030-712-181, Lot A Block 24 District Lot 200A Group 1 New Westminster District Plan EPP83574 (the “Property”)
____________________________________________________________________________

Please be advised as follows:

1.Effective July 9, 2024, the Property was conveyed by the Vendor to the Purchaser and your lease was assigned to 1000937483 Ontario Inc.

2.You are hereby directed to pay all rent and other payments that become payable after, as of, from and including July 9, 2024 to the Purchaser or as the Purchaser may direct.

3.Until otherwise notified by the Purchaser, cheques should be made payable to:

Westbank Pacific Realty Corp.
6th Floor-1067 West Cordova Street
Vancouver, BC V6C 1C7

Attention: Property Management

Telephone: 604-416-3929

This Direction may be signed in counterparts and may be signed by facsimile or other means of electronic communications producing a printed copy, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

Executed by the Vendor, the Nominee and the Purchaser as of the date first written above.

130 E 4th(2) PARTNERSHIP, by its partners
2000 MAIN HOLDINGS INC.

Per:     /s/ Judy Leung
Authorized Signatory

MOUNT PIXEL PROJECTS LIMITED
PARTNERSHIP, by its general partner,
1038324 B.C. LTD.

Per:     /s/ Ryan Holmes
Authorized Signatory

114 EAST 4th AVENUE, LLC

Per:     /s/ John S. Grassi
Authorized Signatory

130 E 4th PROPERTY INC.

Per:     /s/ Judy Leung
Authorized Signatory